Exhibit 10.1

EXECUTION COPY

AMENDMENT No. 3, CONSENT and RELEASE dated as of August 18, 2004 (this “Amendment”), to the Credit Agreement dated as of January 25, 2001, as amended by Amendment No. 1 and Agreement dated as of February 11, 2002 and Amendment No. 2 dated as of May 1, 2004 (the “Credit Agreement”), among COLLINS & AIKMAN FLOORCOVERINGS, INC., a Delaware corporation (the “Borrower”), TANDUS GROUP, INC., a Virginia corporation formerly named CAF Holdings, Inc. (“Holdings”), the Lenders (as defined therein) and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the “Administrative Agent”) and as a collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B. The Borrower has informed the Administrative Agent that its wholly owned Subsidiary, Monterey Carpets, Inc., a Delaware corporation and a Subsidiary Guarantor (“Monterey”), intends (i) to transfer (the “Crossley Transfer”) fixed assets with an aggregate net book value (as of the end of June 2004) of approximately $2,500,000 to Crossley Carpet Mills Limited, a Nova Scotia limited company and a wholly owned Subsidiary (“Crossley”), (ii) to dispose of and/or transfer to the Borrower substantially all of its other fixed assets (the “Monterey Disposition”), and (iii) to transfer all or substantially all of its accounts receivable, inventory and other liquid current assets to the Borrower (the “Current Assets Transfer” and, together with the Crossley Transfer and the Monterey Disposition, the “Monterey Transactions”).

C. In connection with the Monterey Transactions, the Borrower has requested that Monterey be released from its obligations as a Subsidiary Guarantor under the Subsidiary Guarantee Agreement and the Security Agreement and that certain amendments to the Credit Agreement be made as set forth herein. The Lenders are willing to release Monterey and to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

D. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Consent and Release. (a) The Lenders hereby consent to the Monterey Transactions and hereby agree that no part of the Monterey Transactions shall constitute an Asset Sale for any purpose of the Credit Agreement. The Lenders hereby authorize the Collateral Agent to release any and all Liens held by the Collateral Agent in or on the assets forming part of the Crossley Transfer.

(b) Effective upon the Amendment No. 3 Effective Date (as defined below), the Lenders and the Collateral Agent hereby release Monterey from all of its obligations as a Subsidiary Guarantor under the Subsidiary Guarantee Agreement and the Security Agreement and any other Loan Documents to which it is a party.

SECTION 2. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order therein the following:

“Amendment No. 3” shall mean Amendment No. 3, Consent and Release dated as of August 18, 2004, among the Borrower, Holdings, the Lenders, the Administrative Agent and the Collateral Agent, to this Agreement.

“Amendment No. 3 Effective Date” shall mean the date on which Amendment No. 3 becomes effective in accordance with its terms.

“Crossley” shall mean Crossley Carpet Mills Limited, a Nova Scotia limited company and a wholly owned Subsidiary.

(b) The definition of the term “Applicable Percentage” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Percentage” shall mean, for any day, with respect to any Eurodollar Tranche B Term Loan, ABR Tranche B Term Loan, Eurodollar Tranche A Term Loan, Eurodollar Revolving Loan, ABR Tranche A Term Loan or ABR Revolving Loan, or with respect to the Commitment Fees, as the case may be, the applicable percentage set forth below under the caption “Eurodollar Spread—Tranche B Term Loans”, “ABR Spread—Tranche B Term Loans”, “Eurodollar Spread—Tranche A Term Loans and Revolving Loans”, “ABR Spread—Tranche A Term Loans and Revolving Loans” or “Commitment Fee Percentage”, as the case may be, based upon (a) the Senior Leverage Ratio, in the case of the Tranche B Term Loans, or (b) the Leverage Ratio, in all other cases, in each case as of the relevant date of determination:

	Eurodollar Spread—Tranche A Term Loans and Revolving Loans	ABR Spread— Tranche A Term Loans and Revolving Loans	Commitment Fee Percentage
Category 1 Greater than 3.00 to 1.00	3.25%	2.25%	0.500%
Category 2 Greater than 2.50 to 1.00 but less than or equal to 3.00 to 1.00	3.00%	2.00%	0.500%
Category 3 Greater than 2.00 to 1.00 but less than or equal to 2.50 to 1.00	2.75%	1.75%	0.500%
Category 4 Less than or equal to 2.00 to 1.00	2.50%	1.50%	0.375%

Senior Leverage Ratio	Eurodollar Spread— Tranche B Term Loans	ABR Spread— Tranche B Term Loans
Greater than 1.50 to 1.00	3.00%	2.00%
Less than or equal to 1.50 to 1.00	2.75%	1.75%

Each change in the Applicable Percentage resulting from a change in the Leverage Ratio or the Senior Leverage Ratio, as the case may be, shall be effective with respect to all applicable Loans, Commitments and Letters of Credit outstanding on and after the date of delivery to the Administrative Agent of the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(d), respectively, indicating such change until the date immediately preceding the next date of delivery of such financial statements and certificates indicating another such change. Notwithstanding the foregoing, (a) at any time during which the Borrower has failed to deliver the financial statements and certificates required by Section 5.04(a) or (b) and Section 5.04(d), respectively, and such failure shall continue unremedied for a period of three Business Days, or (b) at any time after the occurrence and during the continuance of an Event of Default, each of the Leverage Ratio and the Senior Leverage Ratio shall be deemed to be in Category 1 for purposes of determining the Applicable Percentage.”

(c) The definition of the term “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting at the end thereof the following:

“In addition, solely for purposes of determining the Borrower’s compliance with Sections 6.11, 6.12 and 6.13, in determining Consolidated EBITDA for any period, there shall be added to Consolidated Net Income for such period (to the extent deducted in determining such Consolidated Net Income) the amount of any fees, costs or other expenses in an aggregate amount not to exceed $10,000,000 incurred by the Borrower and its Subsidiaries in connection with Amendment No. 3 and in connection with the Monterey Transactions (as defined therein), including plant closure and preparation costs, moving and reinstallation costs, severance costs and retention bonuses, integration costs and the fees and expenses of professional advisors.”

(d) Section 6.04(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) (i) loans and investments by Holdings, the Borrower and the Subsidiaries existing on the Amendment No. 3 Effective Date in or to the Borrower and the Subsidiaries, (ii) additional investments by Holdings, the Borrower or any of its Subsidiaries in the Equity Interests of the Borrower or any of its Subsidiaries; provided that (A) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Pledge Agreement (subject to the limitations applicable to voting stock of a Foreign Subsidiary referred to in Section 4.02(e)) and (B) the aggregate amount of investments by Loan Parties in, and loans and advances by Loan Parties to, Subsidiaries that are not Loan Parties pursuant to this clause (ii)(B) shall not exceed the sum of $5,000,000 plus the Net Cash Proceeds of Private Equity Issuances attributable thereto at any time outstanding, (iii) additional loans to or investments in Crossley in an aggregate amount at any time outstanding not in excess of $10,000,000 and (iv) the Monterey Transactions (as defined in Amendment No. 3)”

SECTION 3. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) occurring on or prior to August 20, 2004, that the following conditions are satisfied:

(a) Monterey shall have completed the Current Assets Transfer; and

(b) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) Holdings, (iii) the Subsidiary Guarantors and (iv) each Lender (after giving effect to any prior or concurrent assignment by Lenders, whether pursuant to Section 2.21 of the Credit Agreement or otherwise).

SECTION 4. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 9. Acknowledgment of Guarantors. Each of the Guarantors hereby acknowledges receipt and notice of, and consents to the terms of, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

COLLINS & AIKMAN FLOORCOVERINGS, INC.,

by	/s/ Leonard F. Ferro
Name:	Leonard F. Ferro
Title:	CFO

TANDUS GROUP, INC.,

by	/s/ Edgar M. Bridger
Name:	Edgar M. Bridger
Title:	CEO

EACH OF THE SUBSIDIARY GUARANTORS LISTED ON SCHEDULE I HERETO,

by	/s/ Edgar M. Bridger
Name:	Edgar M. Bridger
Title:	CEO

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, individually, and as Administrative Agent and Collateral Agent,

by	/s/ Dana F. Klein
Name:	Dana F. Klein
Title:	Managing Director

by	/s/ S. William Fox
Name:	S. William Fox
Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: AMCO Insurance

By:	/s/ Thomas S. Leggett
Name:	Thomas S. Leggett
Title:	Associate Vice President
Public Bonds

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: ANTARES CAPITAL CORPORATION

By:	/s/ David Mahon
Name:	David Mahon
Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: ANTARES FUNDING, L.P.

By:	JP Morgan Chase Bank, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999.

By:	/s/ Leslie Hundley
Name:	Leslie Hundley
Title:	AVP

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: The Governor and Company of the Bank of Ireland

By:	/s/ Sorka Kelly	/s/ Geraldine Hannon
Name:	Sorka Kelly	Geraldine Hannon
Title:	AUTHORISED SIGNATORIES

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Bear Stearns Investment Products, Inc.

By:	/s/ John E. McDermott
Name:	John E. McDermott
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Black Diamond CLO 1998-1, Ltd.

By:	/s/ Alan Corkish
Name:	Alan Corkish
Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Black Diamond CLO 2000-1, Ltd.

By:	/s/ Alan Corkish
Name:	Alan Corkish
Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Black Diamond International Funding, Ltd.

By:	/s/ Alan Corkish
Name:	Alan Corkish
Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: BNP PARIBAS

By:	/s/ Eric Toizer
Name:	Eric Toizer
Title:	Managing Director

By:	/s/ Lee Buckner
Name:	Lee Buckner
Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR CASTLE HILL I-INGOTS, LTD., AS TERM LENDER

By:	/s/ Diane J. Exter
Name:	Diane J. Exter
Title:	Managing Director
Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR CASTLE HILL II - INGOTS, LTD., AS TERM LENDER

By:	/s/ Diane J. Exter
Name:	Diane J. Exter
Title:	Managing Director
Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: SANKATY ADVISORS, LLC AS COLLATERAL MANAGER FOR CASTLE HILL III CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter
Name:	Diane J. Exter
Title:	Managing Director
Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Centurion CDO II, Ltd.

By:	American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Leanne Stavrakis
Name:	Leanne Stavrakis
Title:	Director - Operations

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Flagship CLO 2001-1

By:	Flagship Capital Mgt., Inc.

By:	/s/Colleen Connifer
Name:	Colleen Connifer
Title:	Director

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Fleet National Bank

By:	/s/ James W. Ford
Name:	James W. Ford
Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: SunAmerica Life Insurance Company

by:	AIG Global Investment Corp.
as Investment Advisor

By:	/s/ Julie Bothamley
Name:	Julie Bothamley
Title:	Vice President

Name of Lender: Galaxy CLO 1999-1, Ltd.

By:	AIG Global Investment Corp.
As Collateral Manager

By:	/s/ Julie Bothamley
Name:	Julie Bothamley
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Brian P. Schwinn
Name:	Brian P. Schwinn
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: GMAC COMMERCIAL FINANCE LLC

By:	/s/ David Grabosky
Name:	David Grabosky
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Sankaty Advisors, LLC as Collateral Manager For Great Point CLO 1999-1 LTD., as Term Lender

By:	/s/ Diane J. Exter
Name:	Diane J. Exter
Title:	Managing Director
Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: HARBOUR TOWN FUNDING LLC

By:	/s/ Meredith J. Koslick
Name:	Meredith J. Koslick
Title:	Assistant Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: HELLER FINANCIAL INC.

By:	/s/ Brian P. Schwinn
Name:	Brian P. Schwinn
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: KZH CYPRESSTREE – I LLC

By:	/s/ Hi Hua
Name:	Hi Hua
Title:	Authorized Agent

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: KZH Soleil LLC

By:	/s/ Hi Hua
Name:	Hi Hua
Title:	Authorized Agent

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: KZH Soleil – 2 LLC

By:	/s/ Hi Hua
Name:	Hi Hua
Title:	Authorized Agent

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: KZH Sterling LLC

By:	/s/ Hi Hua
Name:	Hi Hua
Title:	Authorized Agent

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Magnatite Asset Investors III LLC

By:	/s/ Mark J. Williams
Name:	Mark J. Williams
Title:	Authorized Signatory

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: NATIONAL CITY BANK

By:	/s/ Tony J. Daher
Name:	Tony J. Daher
Title:	Assist. Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Nationwide Indemnity Company

By:	/s/ Thomas S. Leggett
Name:	Thomas S. Leggett
Title:	Associate Vice President Public Bonds

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Nationwide Life and Annuity Insurance Company

By:	/s/ Thomas S. Leggett
Name:	Thomas S. Leggett
Title:	Associate Vice President Public Bonds

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Nationwide Life Insurance Company

By:	/s/ Thomas S. Leggett
Name:	Thomas S. Leggett
Title:	Associate Vice President Public Bonds

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Nationwide Mutual Fire Insurance Company

By:	/s/ Thomas S. Leggett
Name:	Thomas S. Leggett
Title:	Associate Vice President Public Bonds

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: NOVA CDO 2001, LTD.

By:	/s/ David Mahon
Name:	David Mahon
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Sankaty Advisors, LLC as Collateral Manager For Race Point CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter
Name:	Diane J. Exter
Title:	Managing Director Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Sankaty Advisors, LLC as Collateral Manager For Race Point II CLO, Limited, as Term Lender

By:	/s/ Diane J. Exter
Name:	Diane J. Exter
Title:	Managing Director Portfolio Manager

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: SEABOARD CLO 2000 LTD. by: Babson Capital Management LLC as Collateral Manager

By:	/s/ David P. Wells, CFA
Name:	David P. Wells, CFA
Title:	Managing Director

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Sequils-Centurion V, Ltd. by: American Express Asset Management Group as Collateral Manager

By:	/s/ Leanne Stavrakis
Name:	Leanne Stavrakis
Title:	Director - Operations

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Toronto Dominion (New York), Inc.

By:	/s/ Gwen Zirkle
Name:	Gwen Zirkle
Title:	Vice President

SIGNATURE PAGE TO

AMENDMENT NO. 3, CONSENT

AND RELEASE DATED AS OF

AUGUST 18, 2004, TO THE COLLINS &

AIKMAN FLOORCOVERINGS, INC.

CREDIT AGREEMENT DATED AS OF

JANUARY 25, 2001, AS AMENDED

Name of Lender: Wachovia Bank National Association

By:	/s/ Mark S. Supple
Name:	Mark S. Supple
Title:	Vice President

Schedule I

SUBSIDIARY GUARANTORS

CAF Extrusion, Inc., a Delaware corporation

Monterey Color Systems, Inc., a California corporation